UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CARLISLE COMPANIES INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! CARLISLE COMPANIES INCORPORATED 16430 NORTH SCOTTSDALE ROAD, SUITE 400 SCOTTSDALE, AZ 85254 ATTN: SCOTT C. SELBACH CARLISLE COMPANIES INCORPORATED You invested in CARLISLE COMPANIES INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 3, 2023. Get informed before you vote View the Notice of 2023 Annual Meeting of Stockholders, Proxy Statement, 2022 Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 3, 2023 8:00 AM local time Allenberry 1559 Boiling Springs Road Boiling Springs, Pennsylvania 17007 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99198-P89774 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. 2023 Annual Meeting Vote by May 2, 2023 11:59 PM EDT. For shares held in a Plan, vote by April 28, 2023 11:59 PM EDT.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99199-P89774 1 Year 1. To elect the three directors nominated by the Board of Directors. Nominees: 1c. Jesse G. Singh 1a. Robert G. Bohn 2. To approve, on an advisory basis, the Company’s named executive officer compensation in 2022. 1b. Gregg A. Ostrander 3. To approve, on an advisory basis, the frequency of holding an advisory vote to approve the Company’s named executive officer compensation. 4. To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for 2023. 5. To transact any other business properly brought before the meeting or any adjournment or postponement thereof. For For For For For